EXHIBIT 99.1

[GRAPHIC OMITTED]
  TOMPKINS
   TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, October 25, 2006

Tompkins Trustco, Inc. reports third quarter earnings


ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $6.8 million for the third quarter of 2006, a decrease of 4.3% from net income of $7.1 million reported in the same quarter of 2005. Diluted earnings per share of $0.68 for the third quarter of 2006 represents a 4.2% decline from the $0.71 reported in the third quarter of 2005.

For year-to-date 2006, diluted earnings per share were $2.00, a decline of 2.4% from the $2.05 reported for the first nine months of 2005. Net income of $20.0 million for the first nine months of 2006 was also down 2.4%, compared to $20.5 million for the nine months ended September 30, 2005.

Chairman and CEO, James J. Byrnes commented, "We saw very good loan and core deposit growth during the quarter, which allowed us to show a slight improvement in net interest income over the second quarter of this year. This is a significant development given the difficult interest rate environment which has resulted in a decline in our net interest margin for the second consecutive quarter."

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

Net interest income for the third quarter was $18.1 million, up 0.2% over the second quarter of 2006 and down 5.2% from the third quarter of 2005. Rising short-term interest rates have contributed to increases in funding costs, while the inverted yield curve has constrained the yields of longer-term earning assets. The net interest margin was 3.75% for the third quarter, compared to 3.83% in the second quarter of 2006, and 4.12% for the third quarter of 2005. For the year-to-date, net interest income was down 2.5%, while the net interest margin decreased to 3.87% for the first nine months of 2006, from 4.15% for the first nine months of 2005.

At September 30, 2006, total loans, including loans held-for-sale were $1.3 billion, up $44.3 million or 3.6% over June 30, 2006, and up $38.8 million or 3.1% over September 30, 2005. The growth rate over September 30, 2005, is after the securitization of $32.0 million of residential mortgage loans in June 2006, which were packaged into mortgage-backed securities and are now held in the Company's available-for-sale securities portfolio. The majority of the growth during the latest quarter was in commercial loans, up $18.3 million or 6.0%, and commercial real estate, up $12.7 million or 3.5% over the second quarter 2006.

Asset quality continues to be strong. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $4.2 million at September 30, 2006, down from $4.4 million at September 30, 2005. As a percentage of total assets, the level of nonperforming assets declined from 0.21% at September 30, 2005, to 0.19% at September 30, 2006. Net charge-offs of loans during the third quarter of 2006 were $72,000 compared with $264,000 in the year-earlier period. For the year-to-date in 2006, net charge-offs were $572,000, down from $996,000 for the comparable period in 2005. Improvement in asset quality trends, along with the lower level of net charge-offs, resulted in a lower provision expense for both the third quarter and year-to-date 2006 compared to comparable prior year periods.

Total deposits at September 30, 2006 were $1.7 billion, an increase of $56.9 million or 3.5% over the June 2006 quarter-end, and $81.5 million or 5.0% over September 30, 2005. The growth in deposits was primarily in time deposits. Savings and money market deposit accounts were flat compared to prior year, while non-interest bearing deposits were up $10.9 million or 3.3% from September

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

30, 2005. Wholesale funding sources such as borrowings and securities sold under agreements to repurchase also support asset growth. At September 30, 2006, these wholesale funding sources amounted to $257.7 million, up from $248.7 million at September 30, 2005.

Mr. Byrnes added, "Expansion of our fee related products and services, including investment services and insurance, has also helped to offset the pressures on net interest income". Noninterest income for the third quarter of 2006 was $10.0 million, an increase of 29.2% from the same period in 2005. Noninterest income for the first nine months of 2006 was $29.0 million, up 31.0% from the first nine months of 2005. Investment services income and insurance commissions and fees accounted for the majority of the growth in noninterest income, as both benefited from the first quarter acquisition of AM&M Financial Services, Inc. (AM&M), the expansion of retail brokerage services, and the acquisition of three smaller insurance agencies during 2006. Service charges on deposit accounts for the quarter and year-to-date were down 9.1% and 1.8%, respectively, when compared to the same periods last year. Other service charges were down 17.9% for the quarter and 16.9% for the year-to-date from comparable 2005 periods, primarily as a result of the sale of our merchant card servicing portfolio in December 2005.

Noninterest expenses were $17.5 million for the third quarter, up 11.9% over the same period in 2005. Noninterest expense in the first nine months of 2006 totaled $53.9 million, an increase of 16.7% over the year earlier period. The increase in the third quarter and year-to-date periods of 2006 was primarily due to higher compensation and benefits related expenses. Contributing to the increase in noninterest expense is the acquisition of AM&M, stock option expenses related to the adoption of FAS 123R, insurance agency acquisitions, and the recent expansion of retail brokerage services. Also adding to expense growth were the recent additions of two new banking offices, the Southeast Office of Mahopac National Bank (March 2006), and the Greece Office of The Bank of Castile (July 2006).

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

In October 2006, Tompkins Trust Company entered into an agreement with Elan Financial Services whereby the Company has agreed to sell them all of its approximately $9.1 million credit card portfolio. The Company expects to recognize a gain, net of transaction expenses, of approximately $2.2 million ($1.3 million after-tax) in the fourth quarter related to the sale. The Company will continue to offer credit cards to its customers through an ongoing servicing relationship with Elan Financial Services.

Tompkins Trustco, Inc. operates 36 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company also offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


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

Consolidated Statements of Condition (Unaudited)

                                                                                                              As of          As of
(in thousands except share and per share data)                                                            9/30/2006     12/31/2005
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and non-interest bearing balances due from banks                                                   $    65,657    $    62,436
Interest bearing balances due from banks                                                                        910            861
Federal funds sold                                                                                                0          2,500
Available-for-sale securities, at fair value                                                                648,217        576,242
Held-to-maturity securities, fair value of $62,440 at September 30, 2006,
      and $82,768 at December 31, 2005                                                                       62,025         82,658
Loans held-for-sale                                                                                           9,132            181
Loans and leases, net of unearned income and deferred costs and fees                                      1,277,552      1,271,168
Less reserve for loan/lease losses                                                                           14,120         13,677
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                                                                                   Net Loans/Leases       1,263,432      1,257,491

Bank premises and equipment, net                                                                             41,773         36,938
Corporate owned life insurance                                                                               25,344         27,169
Goodwill                                                                                                     17,459         12,286
Intangible assets                                                                                             3,241          2,160
Accrued interest and other assets                                                                            42,505         45,948
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                                                                                       Total Assets     $ 2,179,695    $ 2,106,870

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
            AND SHAREHOLDERS' EQUITY
Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                               $   728,253    $   688,521
      Time                                                                                                  632,949        634,607
  Noninterest-bearing                                                                                       342,237        359,882
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                                                                                     Total Deposits       1,703,439      1,683,010

Securities sold under agreements to repurchase                                                              170,679        152,651
Other borrowings                                                                                             87,003         63,673
Other liabilities                                                                                            28,159         24,863
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                                                                                  Total Liabilities       1,989,280      1,924,197
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Minority interest in consolidated subsidiaries                                                                1,487          1,452

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
      Issued 9,856,353 shares at September 30, 2006, and 9,899,546 shares at December 31, 2005                  982            900
  Surplus                                                                                                   155,712        118,663
  Undivided profits                                                                                          39,578         69,228
  Accumulated other comprehensive loss                                                                       (5,893)        (6,308)
  Treasury stock at cost: 63,025 shares at September 30, 2006, and 58,831 shares at
      December 31, 2005                                                                                      (1,451)        (1,262)
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                                                                         Total Shareholders' Equity     $   188,928    $   181,221
----------------------------------------------------------------------------------------------------------------------------------
                                 Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                                           and Shareholders' Equity     $ 2,179,695    $ 2,106,870
==================================================================================================================================

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

Consolidated Statements of Income (Unaudited)
(In thousands, except per share data)                                Three months ended           Nine months ended
                                                                  09/30/2006    09/30/2005    09/30/2006    09/30/2005
                                                                 -----------   -----------   -----------   -----------
INTEREST AND DIVIDEND INCOME
Loans                                                            $    22,798   $    20,901   $    66,360   $    59,309
Balances due from banks                                                    8             4            73            53
Federal funds sold                                                         0             0             9            13
Available-for-sale securities                                          7,281         5,803        20,992        17,420
Held-to-maturity securities                                              632           648         2,046         1,787
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                            Total Interest and Dividend Income        30,719        27,356        89,480        78,582
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INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                 3,064         1,724         9,439         4,415
     Other deposits                                                    6,677         4,398        18,006        11,876
Federal funds purchased and securities sold under agreements
     to repurchase                                                     1,482         1,320         4,093         3,588
Other borrowings                                                       1,392           825         3,050         2,389
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                                        Total Interest Expense        12,615         8,267        34,588        22,268
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                                           Net Interest Income        18,104        19,089        54,892        56,314
----------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses           482           662         1,015         1,831
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     Net Interest Income After Provision for Loan/Lease Losses        17,622        18,427        53,877        54,483
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NONINTEREST INCOME
Investment services income                                             3,173         1,270         9,128         4,003
Insurance commissions and fees                                         2,567         2,017         7,032         5,806
Service charges on deposit accounts                                    2,030         2,234         6,025         6,138
Card services income                                                     746           663         2,144         1,931
Other service charges                                                    651           793         1,867         2,246
Increase in cash surrender value of corporate owned life
     insurance                                                           276           270           846           786
Life insurance proceeds                                                    0             0           685             0
Gains on sale of loans                                                    40            47           118           168
Other income                                                             477           413         1,127         1,021
Net realized gain on available-for-sale securities                         0             0             0            19
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                                      Total Noninterest Income         9,960         7,707        28,972        22,118
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NONINTEREST EXPENSES
Salary and wages                                                       8,265         7,183        24,928        21,114
Pension and other employee benefits                                    2,073         1,873         6,623         5,741
Net occupancy expense of bank premises                                 1,239           984         3,667         3,042
Furniture and fixture expense                                            885           894         2,753         2,694
Marketing expense                                                        648           549         1,850         1,686
Professional fees                                                        392           531         1,086         1,202
Software licenses and maintenance                                        459           433         1,434         1,339
Cardholder expense                                                       289           357           959         1,021
Amortization of intangible assets                                        183           140           540           455
Other operating expense                                                3,026         2,661        10,013         7,867
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                                    Total Noninterest Expenses        17,459        15,605        53,853        46,161
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                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries        10,123        10,529        28,996        30,440
----------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                            33            33            98            98
                                            Income Tax Expense         3,287         3,386         8,919         9,871
======================================================================================================================
                                                    Net Income   $     6,803   $     7,110   $    19,979   $    20,471
======================================================================================================================
Basic Earnings Per Share                                         $      0.69   $      0.72   $      2.02   $      2.08
======================================================================================================================
Diluted Earnings Per Share                                       $      0.68   $      0.71   $      2.00   $      2.05
======================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   ---------------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                                Year-Ended
                                                   ---------------------------------------------------------------------------------
                                                       Sept-06        Jun-06        Mar-06        Dec-05       Sept-05        Dec-05
                                                   ---------------------------------------------------------------------------------
Period End Balance Sheet
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Securities                                         $   710,242   $   718,230   $   700,199   $   658,900   $   664,158   $   658,900
------------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
   and deferred costs and fees                       1,277,552     1,242,408     1,259,411     1,271,349     1,247,890     1,271,349
------------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           14,120        13,710        13,803        13,677        13,384        13,677
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,179,695     2,136,688     2,132,697     2,106,870     2,080,743     2,106,870
------------------------------------------------------------------------------------------------------------------------------------

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Total deposits                                       1,703,439     1,646,533     1,703,286     1,683,010     1,621,962     1,683,010
------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      170,679       149,027       154,023       152,651       168,837       152,651
------------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        87,003       134,353        66,160        63,673        79,849        63,673
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   188,928       181,123       184,822       181,221       179,752       181,221
------------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------
Average earning assets                             $ 1,986,050   $ 1,971,601   $ 1,963,599   $ 1,936,167   $ 1,906,969   $ 1,896,197
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Average assets                                       2,138,042     2,118,051     2,118,662     2,077,383     2,049,262     2,038,040
------------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,581,486     1,583,751     1,572,373     1,540,015     1,514,008     1,515,062
------------------------------------------------------------------------------------------------------------------------------------
Average equity                                         183,199       179,813       185,118       178,781       176,862       174,986
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Share data
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Weighted average shares outstanding (basic)          9,816,272     9,857,712     9,940,364     9,863,592     9,852,531     9,852,789
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Weighted average shares outstanding (diluted)        9,960,340     9,970,639    10,078,158    10,009,747    10,000,821    10,000,300
------------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        9,790,547     9,827,315     9,033,236     8,969,908     8,964,075     8,969,908
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Book value per share                               $     19.30   $     18.43   $     18.60   $     18.37   $     18.23   $     18.37
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Income Statement
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                $    18,104   $    18,069   $    18,719   $    18,708   $    19,089   $    75,021
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Provision for loan/lease losses                            482            74           459           829           662         2,659
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Noninterest income                                       9,960        10,116         8,895         8,664         7,707        30,783
------------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     17,459        18,482        17,911        15,961        15,605        62,122
------------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33            33            33            32            33           131
------------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,287         2,817         2,814         3,336         3,386        13,207
------------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,803         6,779         6,397         7,214         7,110        27,685
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                           $      0.69   $      0.69   $      0.64   $      0.73   $      0.72   $      2.81
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                         $      0.68   $      0.68   $      0.63   $      0.72   $      0.71   $      2.77
------------------------------------------------------------------------------------------------------------------------------------

Asset Quality
------------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                    $        72   $       167   $       333   $       535   $       264   $     1,531
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  Nonaccrual loans and leases                            3,307         2,960         3,055         4,072         4,203         4,072
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  Loans and leases 90 days past due and accruing           519           542           105            12           100            12
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  Troubled debt restructurings not included above            0            50            50            50             0            50
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Total nonperforming loans and leases                     3,862         3,552         3,210         4,134         4,303         4,134
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  OREO                                                     354           513           673           366            96           366
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Nonperforming assets                                     4,180         4,065         3,883         4,500         4,399         4,500
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

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   --------------------------------------------------------------------------------
                                                                             Quarter-Ended                               Year-Ended
                                                   --------------------------------------------------------------------------------
                                                       Sept-06        Jun-06        Mar-06        Dec-05       Sept-05       Dec-05
                                                   ---------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                         0.02%         0.05%         0.11%         0.17%         0.08%        0.13%
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Nonperforming loans and leases/loans and leases           0.30%         0.29%         0.25%         0.33%         0.34%        0.33%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                               0.19%         0.19%         0.18%         0.21%         0.21%        0.21%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                 369.05%       385.98%       429.99%       330.84%       311.04%      330.84%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                  1.11%         1.10%         1.10%         1.08%         1.07%        1.08%
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Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                            8.3%          8.3%          8.4%          8.5%          8.4%         8.5%
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Total capital / risk-weighted assets                      13.2%         13.7%         13.8%         13.7%         13.7%        13.7%
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Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                                1.26%         1.28%         1.22%         1.38%         1.38%        1.36%
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Return on average equity *                               14.73%        15.12%        14.02%        16.01%        15.95%       15.82%
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Net interest margin (TE) *                                3.75%         3.83%         4.02%         3.99%         4.12%        4.11%
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

* Quarterly ratios have been annualized

Share and per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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